UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2022
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 892-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 2.02.    Results of Operations and Financial Condition
On April 28, 2022, OP Bancorp, (the “Company”), the holding company of Open Bank, issued a press release announcing preliminary unaudited results for the first quarter ended March 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Also attached as Exhibit 99.3 is a slide deck presentation for the results for the first quarter.
The information in this report set forth under this Item 2.02 shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2022, the Company was informed of the death of director Jason Hwang, who passed away on April 25, 2022. Mr. Hwang served as a director since the founding of Open Bank in 2005 and will be greatly missed. His seat on the Board of Directors will remain vacant while the Board considers whether to appoint a new director or reduce the size of the Board.
Item 8.01.    Other Events
On April 28, 2022, the Company also announced that its Board of Directors declared a quarterly cash dividend of $0.10 per common share. The cash dividend is payable on or about May 26, 2022 to all shareholders of record as of the close of business on May 12, 2022. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release of OP Bancorp, issued April 28, 2022, announcing financial results for the first quarter of 2022

99.2	Press Release of OP Bancorp, Issued April 28, 2022, announcing the declaration of a quarterly cash dividend

99.3	Earnings Presentation, 2022 First Quarter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Dated: April 29, 2022	By:	/s/ Christine Oh
Christine Oh
Executive Vice President and
Chief Financial Officer
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